UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

 June 5, 2007
 Date of Report (Date of Earliest Event Reported)

 Bear Stearns Mortgage Funding Trust 2007-AR3
(Exact name of issuing entity as specified in its charter)


 EMC Mortgage Corporation
(Exact name of Sponsor as specified in its charter)


 Structured Asset Mortgage Investments II Inc.
(Exact name of Depositor as specified in its charter)

 New York                 333-132232-34                 54-2199249
 (State or other          (Commission                   54-2199250
 jurisdiction              File Number)                 54-2199251
 of incorporation)                                      54-2199252
                                                        54-2199363
                                                        54-6740327
                                                        (IRS Employer
                                                        Identification No.)



c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

 On June 6, 2007 the Trustee discovered it made a distribution error with respect to the April 25, 2007 distributions on Bear Stearns Mortgage Funding Trust, Series 2007-AR3. This pooling error for the Hard Prepayment Charge Loans resulted in the I-XP-1 class not receiving payment in the amount of $22,134.23. Notification of this error and of the corrected distribution amounts were made to investors on June 8, 2007.
 The corrected distribution amounts will be reflected in the report on Form 10-D/A to be filed with respect to the April 25, 2007 distribution date.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Bear Stearns Mortgage Funding Trust 2007-AR3
(Issuing Entity)

By:  EMC Mortgage Corporation as Servicer
By: /s/ Mark Novachek
By: Mark Novachek, Senior Vice President
Date: June 11, 2007